MRC Global

1Q 2024 Earnings Presentation

May 8, 2024







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated May 8, 2024.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

1Q 2024

Strengthening Balance Sheet

- Cash flow from operations of $38 million in 1Q24
- Net debt leverage of 0.6x, (including the preferred stock 2.1x) the lowest in MRC Global's public company history – *a new record.*
- Solid liquidity position of $791 million
- Plan to repay Term Loan B in 2Q24

Superb Working Capital Efficiency

- Net working capital to sales ratio of 16.1%

Strong Margins

- Adjusted EBITDA of $57 million – 19% improvement over 4Q23
- Adjusted EBITDA margins of 7.1%
- Adjusted Gross Profit percentage of 21.6% in 1Q24 - eight consecutive quarters above 21%

Higher Revenue

- Revenue of $806 million, up 5% over 4Q23
- All three business sectors increased sequentially

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated May 8, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

First Quarter 2024 Results – Key Metrics

Revenue Generation

- Revenue $806M
  - 5% above 4Q23
  - 9% below 1Q23
- E-commerce
  - Steadily increasing adoption of digital ordering
  - 65.7% of U.S. orders digital - 146 bps increase over 1Q23
  - 54.2% of total orders digital - 194 bps increase over 1Q23

Debt Management

- Total Debt $295M
- Net debt $149M
- Leverage ratio 0.6x

Cost Control

- SG&A 15.5% of revenue
- Adjusted SG&A 15.1% of revenue

Working Capital Efficiency

- Net working capital to sales ratio 16.1%

Profitability

- Net income attributable to common stockholders $13M
- Adjusted EBITDA $57M or 7.1% of revenue

Cash Generation & Liquidity

- Cash generated from operations $38M
- Liquidity $791M

Gross Margin

- Gross profit percentage 20.2%
- Adjusted gross profit percentage 21.6%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

First Quarter 2024 Results – Sequential Changes

SEGMENT: Revenue Highlights 1Q24 vs. 4Q23

U.S.: Increased **$34 million**, or **5%,** driven by the U.S. Gas Utilities sector, which increased $13 million, or 5%, as a result of deliveries for upcoming projects and increased customer spending due to normalizing buying patterns. The DIET sector, increased $11 million, or 6%, due to increased turnarounds and project activity for mining, refining and chemicals customers. The PTI sector increased $10 million, or 5%, primarily due to the timing of customer projects benefiting valve sales and production infrastructure.

Canada: Sales increased by **$1 million**.

International: Increased **$3 million**, or **3%**, from growth in the PTI and DIET sectors. The increase was driven by the DIET sector for project activity in the Middle East and Europe.

SECTOR: Revenue Highlights 1Q24 vs. 4Q23

Gas Utilities: Increased **$13 million**, or **5%**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Increased **$18 million**, or **7%**, as all segments experienced growth, driven by the U.S. segment.

Production & Transmission Infrastructure: Increased **$7 million**, or **3%**, driven by the U.S. segment followed by the International segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)


SALES
$885
$768
$806
1Q23
4Q23
1Q24


GROSS PROFIT & % MARGIN
$179
$153
$163
20.2%
19.9%
20.2%
1Q23
4Q23
1Q24


NET INCOME & % MARGIN
$34
$21
$19
3.8%
2.7%
2.4%
1Q23
4Q23
1Q24


DILUTED EPS
$0.33
$0.17
$0.15
1Q23
4Q23
1Q24

Quarterly Financial Performance - Adjusted
($ millions, except per share data)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$188
$168
$174
21.2%
21.9%
21.6%
1Q23
4Q23
1Q24

ADJUSTED EBITDA & % MARGIN[1]


$69
$48
$57
7.8%
6.3%
7.1%
1Q23
4Q23
1Q24

ADJUSTED DILUTED EPS[1]


$0.32
$0.23
$0.20
1Q23
4Q23
1Q24

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Focused on Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital


Return on Invested Capital, net of LIFO
4.9%
11.0%
10.3%
2021
2022
2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$390
$301
$295
1Q23
4Q23
1Q24

	1Q23	4Q23	1Q24
Net Debt[1]:	$351	$170	$149
Net Leverage[2]:	1.2x	0.7x	0.6x

CAPITAL STRUCTURE

March 31, 2024	
Cash and Cash Equivalents	**$ 146**
Total Debt (including current portion):	
Term Loan B due September 2024 (net of discount & deferred financing costs)	$ 292
Global ABL Facility due 2026	3
Total Debt	$ 295
Preferred stock	355
Common stockholders' equity	495
Total Capitalization	**$ 1,145**
Liquidity	**$ 791**

CASH FLOW FROM (USED IN) PROVIDED BY OPERATIONS


$89
$38
$(30)
1Q23
4Q23
1Q24

WORKING CAPITAL TO SALES RATIO[3]


17.9%
15.6%
16.1%
1Q23
4Q23
1Q24

1. Net debt is calculated as total debt less Cash. See reconciliation in the appendix.
2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
3. Working capital to sales ratio is defined as working capital (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook

2024 Targets

Profitability (annual)

- Revenue – flat to down low single digits from 2023
  - DIET - modestly higher
  - PTI - modestly lower
  - Gas Utilities - down for the full year with improvement in the second half of 2024
- Adjusted Gross Profit – average 21% or better
- Adjusted EBITDA – average 7% or better
- SG&A/Sales % – average under 15%

Cash Flow (annual)

- Capital expenditures – $40 - 45 million for 2024 – includes ERP system
- Cash flow from operations 2024 – $200 million or better

Sequential Quarterly Revenue (2Q24 compared to 1Q24)

- Total company & each of the sectors – low single digit increase

Note: See our Current Report on Form 8-K dated March 8, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization despite near-term destocking
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong long-term traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefiting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED March 31, 2024		December 31, 2023		March 31, 2023	
	Amount	% of Sales*	Amount	% of Sales	Amount	% of Sales*
Sales	$ 806		$ 768		$ 885	
Gross profit	$ 163	20.2%	$ 153	19.9%	$ 179	20.2%
Depreciation and amortization	5	0.6%	4	0.5%	5	0.6%
Amortization of intangibles	5	0.6%	6	0.8%	5	0.6%
Increase (decrease) in LIFO reserve	1	0.1%	5	0.7%	(1)	(0.1)%
Adjusted Gross Profit	$ 174	21.6%	$ 168	21.9%	$ 188	21.2%

* Does not foot due to rounding.
Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated May 8, 2024.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	March 31, 2024		December 31, 2023		March 31, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 806		$ 768		$ 885	
SG&A	$ 125	15.5%	$ 125	16.3%	$ 122	13.8%
Activism response, legal and consulting fees	(3)		(1)		-	
Adjusted SG&A	$ 122	15.1%	$ 124	16.1%	$ 122	13.8%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated May 8, 2024.

Adjusted EBITDA Reconciliation

THREE MONTHS ENDED

($ millions)	March 31, 2024		December 31, 2023		March 31, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 806		$ 768		$ 885	
Net income	$ 19	2.4%	$ 21	2.7%	$ 34	3.8%
Income tax expense	8		2		13	
Interest expense	8		6		7	
Depreciation and amortization	5		4		5	
Amortization of intangibles	5		5		5	
Increase (decrease) in LIFO reserve	1		5		(1)	
Equity-based compensation expense	4		4		3	
Activism response, legal and consulting costs	3		1		-	
Write-off of debt issuance costs	1		-		-	
Asset disposal	1		-		-	
Foreign currency (gains) losses	2		-		3	
Adjusted EBITDA	$ 57	7.1%	$ 48	6.3%	$ 69	7.8%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 8, 2024.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

THREE MONTHS ENDED

($ millions)	March 31, 2024		December 31, 2023		March 31, 2023	
	Amount	Per Share	Amount	Per Share*	Amount	Per Share
Net income attributable to common stockholders	**$ 13**	**$ 0.15**	**$ 15**	**$ 0.17**	**$ 28**	**$ 0.33**
Asset disposal, net of tax	1	0.01	-	-	-	-
Activism response, legal and consulting costs	2	0.03	1	0.01	-	-
Increase (decrease) in LIFO reserve, net of tax	1	0.01	4	0.04	(1)	(0.01)
Adjusted net income attributable to common stockholders	**$ 17**	**$ 0.20**	**$ 20**	**$ 0.23**	**$ 27**	**$ 0.32**

* Does not foot due to rounding.
Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated May 8, 2024.

Net Debt & Leverage Ratio Calculation

($ millions)	March 31, 2024	December 31, 2023	March 31, 2023
Long-term debt	**$ 3**	**$ 9**	**$ 387**
Plus: current portion of debt obligations	292	292	3
Total debt	**295**	**$ 301**	**$ 390**
Less: cash	146	131	39
Net debt	**$ 149**	**$ 170**	**$ 351**
Net debt	$ 149	$ 170	$ 351
Trailing twelve months adjusted EBITDA	238	250	282
Leverage ratio	**0.6x**	**0.7x**	**1.2x**
Preferred stock	355	355	355
Net debt including preferred stock	504	525	706
Trailing twelve months adjusted EBITDA	238	250	282
Leverage ratio including preferred stock	**2.1x**	**2.1x**	**2.5x**

Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated May 8, 2024.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	2023	2022	2021
Net Income (loss)	$ 114	$ 75	$ (14)
Interest expense, net of tax	24	18	17
Net Operating Profit After Tax (NOPAT)	**$ 138**	**$ 93**	**$ 3**
LIFO expense, net of tax	2	50	58
NOPAT, net of LIFO	**$140**	**$ 143**	**$ 61**
Long-term debt	$ 301	$ 340	$ 297
Shareholders' equity	488	386	323
Preferred stock	355	355	355
Operating lease liabilities (short and long-term)	220	218	210
Invested Capital	**$ 1,364**	**$ 1,299**	**$ 1,185**
Average Invested Capital	$ 1,332	$ 1,242	$ 1,249
Average Invested Capital, net of LIFO	**$ 1,358**	**$ 1,296**	**$ 1,270**
ROIC, including LIFO	**10.4%**	**7.5%**	**0.2%**
ROIC, Adjusted for LIFO	**10.3%**	**11.0%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.